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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Foilmark, Inc. on Form S-4 of our reports dated June 29, 1998, appearing in the Annual Report on Form 10-K of HoloPak Technologies, Inc. for the year ended March 31, 1998, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
March 18, 1999